UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2007 (December 29, 2006)
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Conversion Services International, Inc.
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(Exact name of registrant as specified in its charter)

Delaware ---------------------------------------	0-30420 ------------------------------------	20-0101495 ----------------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Eagle Rock Avenue, East Hanover, New Jersey ---------------------------------------------------------------	07936 -----------------------------------
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 560-9400
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Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 29, 2006, Conversion Services International, Inc. (the “Company”) entered into a Stock Purchase Agreement with certain investors (the “Investors”), pursuant to which the Company issued 3,000,000 shares of the Company’s common stock, $0.001 par value (the “Common Stock”), and the Company received proceeds of $750,000.

Pursuant to the Stock Purchase Agreement, the Investors were also granted a warrant to purchase 1,500,000 shares of the Company’s common stock, exercisable at a price of $0.30 per share (subject to adjustment).  The warrant is exercisable for a period of five years.

Pursuant to a Registration Rights Agreement, the Company agreed to file a registration statement covering the shares of Common Stock purchased and the shares of Common Stock underlying the warrant. Such registration rights are more fully set forth in the Registration Rights Agreement attached to this Current Report on Form 8-K as Exhibit 10.2.

The information set forth herein with respect to the Stock Purchase Agreement, the warrant and the Registration Rights Agreement is meant to be a summary only. The entire agreements are attached hereto as Exhibits to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by this reference, for a description of the terms of the common stock purchase instrument and the warrant exercisable into shares of the Company’s common stock.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.1	Stock Purchase Agreement by and between the Company and certain investors, dated December 29, 2006.

10.2	Registration Rights Agreement by and between the Company and certain investors, dated December 29, 2006.

10.3	Common Stock Purchase Warrant issued to certain investors, dated December 29, 2006.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 4, 2007	CONVERSION SERVICES INTERNATIONAL, INC.

	By:	/s/ Scott Newman
Name: Scott Newman
Title: President, Chief Executive Officer and Chairman